ANNUAL REPORT

                                                                 AUGUST 31, 1998

TEMPLETON CHINA WORLD FUND, INC.



[FRANKLIN TEMPLETON LOGO]

PAGE


                        [LOGO CELEBRATING OVER 50 YEARS]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF J. MARK MOBIUS APPEARS HERE]

J. MARK MOBIUS, PH.D.
President
Templeton China World Fund, Inc.

Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations.

PAGE

CONTENTS

Shareholder Letter ....................................................        1

Performance Summary ...................................................        6

Financial Highlights & Statement of Investments .......................        8

Financial Statements ..................................................       13

Notes to Financial Statements .........................................       16

Independent Auditor's Report ..........................................       19

Tax Designation .......................................................       22


                        [FUND CATEGORY PYRAMID OMITTED]


SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Objective: Templeton China World Fund seeks long-term capital appreciation by investing primarily in equity securities of "China companies."
-------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 1998. During the first half of the period, economic conditions in Asia went from bad to worse as most of the smaller countries in the region experienced massive currency devaluations. Financial markets throughout the area collapsed, and China faced significant pressure to devalue the Hong Kong dollar and Chinese renminbi. Although devaluation pressures eased and a few currencies and stock markets appreciated somewhat during the spring of 1998, export levels stagnated and the overall situation remained grim. By August 31, most Southeast Asian economies had entered into recession. Within this environment, the Fund posted a -61.83% one-year cumulative total return in market-price terms and a -59.73% one-year cumulative total return in net asset value terms, as discussed in the Performance Summary on page 6.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 9 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98

Hong Kong Shares .............................................          54.0%
Short-Term Investments & Other Net Assets ....................          25.9%
China B-Shares ...............................................          17.3%
Other Shares .................................................           2.8%

On August 31, 1998, 54.0% of the Fund's total net assets were invested in the Hong Kong Special Administrative Region, 17.3% in mainland China and 2.8% elsewhere, with 25.9% in cash and other liquid assets. The Fund's largest single position remained its shares of HSBC Holdings Plc., the holding company for Hongkong Bank. HSBC maintains over 400 offices worldwide and has major subsidiaries in the U.S. and the U.K.

As a result of speculative attacks against the Hong Kong dollar's peg to the U.S. dollar, overnight bank lending rates in Hong Kong skyrocketed and property values plummeted, contributing to a 46.3% decline in the Hang Seng stock index during the period under review.(1) Although the peg remained intact, Hong Kong authorities broke their policy of non-intervention, and directly supported its currency and stock markets. They also tried to prop up property prices by suspending periodic auctions of land to developers and allowing banks to keep an increased percentage of mortgages in their loan portfolios.

In China, exports dwindled and economic growth slowed from 7.2% during the first three months of 1998, to 6.8% during the following three months, as foreign customers switched their purchases of economic goods to countries in the region that had devalued their currencies.(2) Responding to fears of a currency devaluation by China, prices on the Shenzhen and Shanghai B-share markets dropped along with the rest of the region's markets. The Chinese government actively supported its currency by selling U.S. dollars and buying renminbi, causing their foreign reserves to fall by U.S. $400 million in June, the first monthly decline since 1993.(2) The government seemed to believe


1. Market returns are measured in U.S. dollars and include reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

2. Source: Jardine Fleming Research: Yuan Impact, August 1998. Measured in U.S. dollars.


2

PAGE


the benefits of a firm monetary policy and lower raw materials costs were more valuable to China than any gain that might be realized from making its products more price competitive on world markets.

Looking forward, possible further declines in Hong Kong property prices or devaluation of the Hong Kong or Chinese currencies could limit the near-term upside potential of their stock markets. However, the corporate borrowing of Hong Kong companies is relatively low, and falling wages and property rentals have gradually improved the competitiveness of Hong Kong's service sectors. In our opinion, China could show positive economic growth this year, and we believe that an improvement in the overall Asian situation could ease the pressure on China and Hong Kong, allowing their economies to realize the benefits of reduced raw material and import costs resulting from other nations' currency devaluations. Although this is a difficult period for Hong Kong and mainland China, times of crisis often are times of opportunity for the careful investor, and we shall continue to scrutinize these markets for opportunities to capitalize on an Asian resurgence.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong equity market increased 785% in the last 15 years, but suffered six declines of more than 20% during that time.(3)



TOP 10 HOLDINGS
8/31/98

COMPANY                                                      % OF TOTAL
INDUSTRY, COUNTRY*                                            NET ASSETS
------------------------------------------------------------------------
HSBC Holdings Plc
Banking, Hong Kong                                               9.2%

Dairy Farm International
Holdings Ltd.
Merchandising, Hong Kong                                         5.8%

Hutchison Whampoa Ltd.
Multi-Industry, Hong Kong                                        4.6%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                                        4.3%

China Resources Enterprises Ltd.
Real Estate, China                                               2.8%

Sun Hung Kai Properties Ltd.
Real Estate, Hong Kong                                           2.8%

Hang Lung Development Co. Ltd.
Real Estate, Hong Kong                                           2.5%

Wheelock and Co. Ltd.
Multi-Industry, Hong Kong                                        2.4%

Citic Pacific Ltd.
Multi-Industry, Hong Kong                                        2.3%

Yue Yuen Industrial (Holdings) Ltd.
Recreation & Other Consumer
Goods, Hong Kong                                                 2.3%


*Hong Kong reverted to the sovereignty of China on July 1, 1997.


3. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


                                                                               3

PAGE


Please remember that this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



Thank you for investing in Templeton China World Fund. We appreciate your confidence and look forward to any comments you may have.

Sincerely,


/s/  J. Mark Mobius, Ph.D.
--------------------------------
J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.


4

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS


INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

YEAR 2000. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for year 2000.

The Fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

SHARE REPURCHASE PROGRAM. On October 23, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.


                                                                               5

PAGE


PERFORMANCE SUMMARY

In market-price terms, Templeton China World Fund produced a -61.83% cumulative total return for the one-year period ended August 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a -59.73% cumulative total return for the same period. Both total return figures assume reinvestment of all distributions in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $8.1875 per share, from $12.50 on August 31, 1997, to $4.3125 on August 31, 1998, while the net asset value decreased $11.02 per share, from $17.32 to $6.30.

Shareholders received per-share distributions of 56.5 cents ($0.565) in long-term capital gains, 12.5 cents ($0.125) in short-term capital gains, and 26 cents ($0.26) in income dividends. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


6

PAGE


TEMPLETON CHINA WORLD FUND
Periods ended 8/31/98

                                                                        SINCE
                                                                      INCEPTION
                                             1-YEAR      3-YEAR        (9/9/93)
------------------------------------------------------------------------------
 Cumulative Total Return(1)
   Based on change in net asset value        -59.73%      -37.63%      -41.15%
   Based on change in market price           -61.83%      -50.96%      -62.17%
 Average Annual Total Return(2)
   Based on change in net asset value        -59.73%      -14.55%      -10.10%
   Based on change in market price           -61.83%      -21.12%      -17.74%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                               7

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995       1994+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $17.32      $13.39      $12.07      $14.92      $14.10
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .30         .24         .27         .33         .16
 Net realized and unrealized gains (losses)................      (10.37)       4.27        1.39       (1.91)        .79
                                                               --------------------------------------------------------
Total from investment operations...........................      (10.07)       4.51        1.66       (1.58)        .95
                                                               --------------------------------------------------------
Underwriting expenses deducted from capital................          --          --          --          --        (.07)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.26)       (.28)       (.33)       (.20)       (.06)
 Net realized gains........................................        (.69)       (.30)       (.01)      (1.07)         --
                                                               --------------------------------------------------------
Total distributions........................................        (.95)       (.58)       (.34)      (1.27)       (.06)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $6.30      $17.32      $13.39      $12.07      $14.92
                                                               ========================================================
Total Return*
 Based on market value per share...........................    (61.83)%      14.97%      11.75%    (29.58)%       9.54%
 Based on net asset value per share........................    (59.73)%      35.33%      14.44%    (11.13)%       6.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $121,697    $353,049    $272,996    $245,982    $297,835
Ratios to average net assets:
 Expenses..................................................       1.68%       1.65%       1.65%       1.65%       1.84%**
 Net investment income.....................................       2.88%       1.55%       2.14%       2.77%       1.09%**
Portfolio turnover rate....................................      34.75%      19.51%      14.47%       3.01%      81.81%

*Total return is not annualized.
**Annualized.
+For the period September 9, 1993 (commencement of operations) to August 31,
1994.
                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 74.1%
APPLIANCES & HOUSEHOLD DURABLES 1.5%
Semi-Tech Co. Ltd. .........................................    Hong Kong       11,410,874     $    397,581
*Shanghai Vacuum Electron Devices Co. Ltd., B...............      China          9,695,054        1,221,577
Shenzhen Konka Electronic Group Co. Ltd., B.................      China            430,600          213,933
                                                                                               ------------
                                                                                                  1,833,091
                                                                                               ------------
AUTOMOBILES 1.4%
Cycle & Carriage Ltd........................................    Singapore           61,000           81,058
Jardine International Motor Holdings Ltd. ..................    Hong Kong        2,612,000        1,078,615
Oriental Holdings Bhd.......................................     Malaysia          151,000          145,038
Qingling Motors Co. Ltd., H.................................      China          3,028,000          367,305
                                                                                               ------------
                                                                                                  1,672,016
                                                                                               ------------
BANKING 10.2%
HSBC Holdings Plc...........................................    Hong Kong          525,819       11,162,085
*Overseas Chinese Banking Corp. Ltd., fgn. .................    Singapore          138,000          355,878
*Philippine National Bank...................................   Philippines         373,000          217,158
Public Bank Bhd., fgn. .....................................     Malaysia          962,000          191,929
*Thai Farmers Bank Public Co. Ltd., fgn. ...................     Thailand          549,500          236,062
United Overseas Bank Ltd., fgn. ............................    Singapore          102,000          241,216
                                                                                               ------------
                                                                                                 12,404,328
                                                                                               ------------
BEVERAGES & TOBACCO .5%
Fraser and Neave Ltd. ......................................    Singapore           84,000          133,851
*Tsingtao Brewery Co., H....................................      China          5,101,000          487,114
                                                                                               ------------
                                                                                                    620,965
                                                                                               ------------
BUILDING MATERIALS & COMPONENTS 1.1%
China Southern Glass Co. Ltd., B............................      China          1,115,640          125,252
K Wah International Holdings Ltd. ..........................    Hong Kong       16,993,619          679,815
Shanghai Yaohua Pilkington Glass, B.........................      China          4,648,000          464,800
*Siam Cement Public Co. Ltd., fgn. .........................     Thailand            4,000           25,585
                                                                                               ------------
                                                                                                  1,295,452
                                                                                               ------------
CHEMICALS 1.8%
*Shanghai Chlor-Alkali Chemical Co. Ltd., B.................      China          8,789,000          667,964
Shanghai Petrochemical Co. Ltd., H..........................      China         21,512,000        1,152,052
*Shenzhen Petrochemical Shareholding Co. Ltd., B............      China          2,669,720          316,954
                                                                                               ------------
                                                                                                  2,136,970
                                                                                               ------------
CONSTRUCTION & HOUSING .8%
Hopewell Holdings Ltd. .....................................    Hong Kong        7,990,579          804,296
YTL Corp. Bhd. .............................................     Malaysia          247,000          147,542
                                                                                               ------------
                                                                                                    951,838
                                                                                               ------------

                                                                               9

PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS .5%
Great Wall Electronic International Ltd. ...................    Hong Kong       22,795,597     $    535,384
*Shanghai Automation Instrumentation Co., B.................      China            747,491           88,204
                                                                                               ------------
                                                                                                    623,588
                                                                                               ------------
ENERGY SOURCES .2%
Yanzhou Coal Mining Company Ltd. ...........................      China          2,412,000          258,344
                                                                                               ------------
FINANCIAL SERVICES .2%
JCG Holdings Ltd. ..........................................    Hong Kong          808,000          126,165
Sun Hung Kai & Co. Ltd. ....................................    Hong Kong        2,556,200          125,349
*Sun Hung Kai & Co. Ltd, wts. ..............................    Hong Kong          989,040            1,532
                                                                                               ------------
                                                                                                    253,046
                                                                                               ------------
FOOD & HOUSEHOLD PRODUCTS 1.5%
Golden Resources Development International Ltd. ............    Hong Kong        7,533,000          359,677
Ng Fung Hong Ltd. ..........................................    Hong Kong        1,720,000          937,774
San Miguel Corp., B.........................................   Philippines           2,000            1,758
*Shanghai New Asia Group Co. Ltd., B........................      China          1,588,295          203,302
Tingyi (Cayman Islands) Holding Corp. ......................    Hong Kong        4,512,000          285,304
                                                                                               ------------
                                                                                                  1,787,815
                                                                                               ------------
HEALTH & PERSONAL CARE .3%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B..............      China          2,570,529          358,253
                                                                                               ------------
INDUSTRIAL COMPONENTS 1.2%
*Shanghai Refrigerator Compressor Co. Ltd., B...............      China          1,060,944          108,216
+*Shanghai Rubber Belt Co. Ltd., B..........................      China          5,038,892          493,812
*Shanghai Tyre & Rubber Co. Ltd., B.........................      China          7,580,089          848,970
                                                                                               ------------
                                                                                                  1,450,998
                                                                                               ------------
LEISURE & TOURISM 2.4%
Genting Bhd. ...............................................     Malaysia           93,800          172,573
Hong Kong & Shanghai Hotels Ltd. ...........................    Hong Kong        4,854,000        2,395,931
Resorts World Bhd. .........................................     Malaysia          137,000          105,404
*Shanghai Jin Jiang Tower Co. Ltd., B.......................      China          3,480,004          306,240
                                                                                               ------------
                                                                                                  2,980,148
                                                                                               ------------
MACHINERY & ENGINEERING 1.0%
*China Textile Machinery Co. Ltd., B........................      China          5,060,486          323,871
Guangzhou Shipyard International Co. Ltd., H................      China            216,000           10,174
*Northeast Electric Transmission & Transformation, H........      China          1,822,000           72,888
*Shanghai Erfangji Textile Machinery Co. Ltd., B............      China          7,111,192          455,116
*Shanghai Steel Tube Co. Ltd., B............................      China          4,663,280          307,776
                                                                                               ------------
                                                                                                  1,169,825
                                                                                               ------------

 10

PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 6.1%
Dairy Farm International Holdings Ltd. .....................    Hong Kong        7,411,594     $  7,041,014
Joyce Boutique Holdings Ltd. ...............................    Hong Kong       20,352,000          262,634
*Wo Kee Hong Holdings Ltd. .................................    Hong Kong       17,422,200          161,875
                                                                                               ------------
                                                                                                  7,465,523
                                                                                               ------------
METALS & MINING .3%
Bengang Steel Plates Co. Ltd. ..............................      China          3,914,800          409,202
                                                                                               ------------
MISCELLANEOUS MATERIALS & COMMODITIES
*Luoyang Glass Co. Ltd., H..................................      China          2,144,000           55,611
                                                                                               ------------
MULTI-INDUSTRY 17.0%
Cheung Kong Holdings Ltd. ..................................    Hong Kong        1,353,000        5,237,960
Citic Pacific Ltd. .........................................    Hong Kong        2,217,000        2,832,331
Hong Leong Industries Bhd. .................................     Malaysia           65,000           38,516
Hutchison Whampoa Ltd. .....................................    Hong Kong        1,290,000        5,593,352
Jardine Matheson Holdings Ltd. .............................    Hong Kong          905,455        1,611,710
Jardine Strategic Holdings Ltd. ............................    Hong Kong        1,230,000        1,439,100
Lai Sun Garment International Ltd. .........................    Hong Kong        6,042,000          896,647
Sembawang Corp. Ltd. .......................................    Singapore           82,000           98,806
Wheelock and Company Ltd. ..................................    Hong Kong        5,553,000        2,920,105
                                                                                               ------------
                                                                                                 20,668,527
                                                                                               ------------
REAL ESTATE 13.9%
*Belle Corp. ...............................................   Philippines      24,132,000          446,277
China Overseas Land & Investment Ltd. ......................    Hong Kong       18,778,000        1,575,092
China Resources Enterprises Ltd. ...........................      China          4,744,000        3,428,276
China Vanke Co. Ltd., B.....................................      China            356,400          101,182
Hang Lung Development Co. Ltd. .............................    Hong Kong        3,903,000        3,021,989
Henderson China Holdings Limited............................    Hong Kong          584,500          142,557
Lai Sun Development Co. Ltd. ...............................    Hong Kong       11,058,000        1,270,018
New World Development Co. Ltd. .............................    Hong Kong        2,497,099        2,690,701
Shanghai Jinqiao Export Processing Zone Dev., B.............      China          2,837,328          590,164
*Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B...........      China            247,800           55,012
*Shenzhen Properties & Resources Development Ltd., B........      China            929,636           80,377
Sun Hung Kai Properties Ltd. ...............................    Hong Kong        1,093,901        3,359,682
Tian An China Investments Co. Ltd. .........................    Hong Kong        1,237,750           22,681
United Industrial Corporation Ltd. .........................    Singapore          182,000           41,503
United Overseas Land Ltd. ..................................    Singapore          410,000          129,279
                                                                                               ------------
                                                                                                 16,954,790
                                                                                               ------------
RECREATION & OTHER CONSUMER GOODS 4.7%
+China First Pencil (Group) Co Ltd. ........................      China         14,306,036        1,659,500
KTP Holdings Ltd. ..........................................    Hong Kong            3,500               99
*KTP Holdings Ltd., wts. ...................................    Hong Kong           53,050               68
*Phoenix Co. Ltd. ..........................................      China          6,723,576          537,886

                                                                              11

PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
RECREATION & OTHER CONSUMER GOODS (CONT.)
+*Shanghai Wingsung Co. Ltd., B.............................      China          5,635,365     $    473,371
Tanjong Plc. ...............................................     Malaysia          305,000          271,095
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong        1,527,200        2,759,098
                                                                                               ------------
                                                                                                  5,701,117
                                                                                               ------------
TELECOMMUNICATIONS .2%
Philippine Long Distance Telephone Co., ADR.................   Philippines          16,200          253,125
                                                                                               ------------
TEXTILES & APPAREL .5%
Goldlion Holdings Ltd. .....................................    Hong Kong        8,605,000          621,845
                                                                                               ------------
TRANSPORTATION 3.0%
Chiwan Wharf Holdings Ltd., B...............................      China          3,346,000          453,376
Cross Harbour Tunnel Co. Ltd. ..............................    Hong Kong        1,274,000          961,764
Guangshen Railway Co. Ltd., ADR.............................      China             89,900          376,456
Guangshen Railway Co. Ltd., H...............................      China          9,424,000          875,610
IMC Holdings Ltd............................................    Hong Kong        2,626,000          304,986
Keppel Corp., Ltd. .........................................    Singapore          158,000          128,998
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.............      China          1,421,000          537,138
                                                                                               ------------
                                                                                                  3,638,328
                                                                                               ------------
UTILITIES ELECTRICAL & GAS 3.8%
CLP Holdings Ltd. ..........................................    Hong Kong           51,000          214,551
Guangdong Electric Power Development Co Ltd., B,............      China          6,490,000        1,817,388
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong          542,600        1,610,463
Shandong Huaneng Power Development Co. Ltd., ADR............      China            201,200          729,350
Wing Shan International Ltd. ...............................    Hong Kong        3,989,000          231,643
                                                                                               ------------
                                                                                                  4,603,395
                                                                                               ------------
TOTAL COMMON STOCKS (COST $197,924,897).....................                                     90,168,140
                                                                                               ------------
                                                                                PRINCIPAL
                                                                                AMOUNT**
                                                                                --------
SHORT TERM INVESTMENTS (COST $31,755,367) 26.1%
U.S. Treasury Bills, 5.035% to 5.15%, with maturities to
  12/10/98..................................................  United States    $32,126,000       31,779,169
                                                                                               ------------
TOTAL INVESTMENTS (COST $229,680,264) 100.2%................                                    121,947,309
OTHER ASSETS, LESS LIABILITIES (0.2%).......................                                       (249,838)
                                                                                               ------------
TOTAL NET ASSETS 100.0%.....................................                                   $121,697,471
                                                                                               ============


*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1998, were $2,626,683.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $229,680,264)....    $ 121,947,309
 Cash.......................................................           71,324
 Receivables:
  Investment securities sold................................          227,038
  Dividends and interest....................................          345,302
                                                                -------------
      Total assets..........................................      122,590,973
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................          635,516
  To affiliates.............................................          138,438
 Accrued liabilities........................................          119,548
                                                                -------------
      Total liabilities.....................................          893,502
                                                                -------------
Net assets, at value........................................    $ 121,697,471
                                                                =============
Net assets consist of:
 Undistributed net investment income........................    $   3,776,668
 Net unrealized depreciation................................     (107,732,967)
 Accumulated net realized loss..............................      (52,119,619)
 Capital shares.............................................      277,773,389
                                                                -------------
Net assets, at value........................................    $ 121,697,471
                                                                =============
Net asset value per share ($121,697,471 / 19,319,572 shares
  outstanding)..............................................            $6.30
                                                                =============

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $83,491)
 Dividends..................................................    $   8,574,237
 Interest...................................................          872,823
                                                                -------------
      Total investment income...............................                        $   9,447,060
Expenses:
 Management fees (Note 3)...................................        2,589,414
 Administrative fees (Note 3)...............................          517,883
 Transfer agent fees........................................           85,351
 Custodian fees.............................................          122,624
 Reports to shareholders....................................           38,362
 Registration and filing fees...............................           32,340
 Professional fees..........................................           53,506
 Directors' fees and expenses...............................           33,227
 Amortization of organization costs.........................            4,745
 Other......................................................            7,400
                                                                -------------
      Total expenses........................................                            3,484,852
                                                                                    -------------
            Net investment income...........................                            5,962,208
                                                                                    -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................      (50,317,177)
  Foreign currency transactions.............................         (236,248)
                                                                -------------
      Net realized loss.....................................                          (50,553,425)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (159,786,206)
  Translation of assets and liabilities denominated in
    foreign currencies......................................          330,417
                                                                -------------
      Net unrealized depreciation...........................                         (159,455,789)
                                                                                    -------------
Net realized and unrealized loss............................                         (210,009,214)
                                                                                    -------------
Net decrease in net assets resulting from operations........                        $(204,047,006)
                                                                                    ==============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998                1997
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   5,962,208       $  4,971,637
  Net realized gain (loss) from investments and foreign
    currency transactions...................................      (50,553,425)        12,710,529
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (159,455,789)        74,192,489
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (204,047,006)        91,874,655
 Distributions to shareholders from:
  Net investment income.....................................       (5,299,780)        (5,605,537)
  Net realized gains........................................      (14,064,803)        (6,215,883)
 Capital share transactions (Note 2)........................       (7,940,335)                --
                                                                --------------------------------
    Net increase (decrease) in net assets...................     (231,351,924)        80,053,235
Net assets:
 Beginning of year..........................................      353,049,395        272,996,160
                                                                --------------------------------
 End of year................................................    $ 121,697,471       $353,049,395
                                                                ================================
Undistributed net investment income included in net assets:
 End of year................................................    $   3,776,668       $  3,114,240
                                                                ================================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING CHANGES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 16

PAGE


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING CHANGES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 23, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock.

At August 31, 1998, there were 100 million shares authorized ($0.01 par value). During the year ended August 31, 1998, 1,064,199 shares were repurchased for $7,940,335. For the year ended August 31, 1997 there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

Legal fees of $14,305 were paid to a law firm in which a partner is an officer of the Fund.


                                                                              17

PAGE


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At August 31, 1998, the Fund has deferred capital losses occurring subsequent to October 31, 1997 of $51,009,096. For tax purposes, such losses will be reflected in the year ending August 31, 1999.

At August 31, 1998, the net unrealized depreciation based on the cost of investments for income taxes purposes of $230,701,044 was as follows:

Unrealized appreciation.....................................  $   5,791,773
Unrealized depreciation.....................................   (114,545,508)
                                                              -------------
Net unrealized depreciation.................................  $(108,753,735)
                                                              =============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $66,413,451 and $91,335,934, respectively.

 18

PAGE


TEMPLETON CHINA WORLD FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON CHINA WORLD FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton China World Fund, Inc., as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton China World Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                          /s/McGladrey & Pullen, LLP

New York, New York
September 29, 1998

                                                                              19

PAGE


TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect three Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Andrew H. Hines, Jr., Charles B. Johnson and Charles E. Johnson.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors for the term set forth below:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Andrew H. Hines, Jr.........................................  12,590,200         61.77%        1,278,266         6.27%
Charles B. Johnson..........................................  12,606,337         61.85%        1,262,129         6.19%
Charles E. Johnson..........................................  12,566,941         61.65%        1,301,525         6.39%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending August 31, 1998:

                % OF                    % OF                      % OF
             OUTSTANDING             OUTSTANDING               OUTSTANDING
   FOR         SHARES      AGAINST     SHARES       ABSTAIN      SHARES
--------------------------------------------------------------------------
12,957,702     63.57%      239,140      1.17%       671,624       3.30%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 20

PAGE


TEMPLETON CHINA WORLD FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1/800-DIAL BEN(R) (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              21

PAGE


TEMPLETON CHINA WORLD FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain...............................................  $   65,888
20% Rate Gain...............................................   1,348,571
                                                              ----------
Total.......................................................  $1,414,459
                                                              ==========

 22

PAGE


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PAGE


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PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R)(1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and  Income Fund

GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH

Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME

Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government  Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free  Income Fund
Tax-Exempt Money Fund


FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota +
Missouri
New Jersey
New York**
North Carolina
Ohio +
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES ++

Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           09/98

PAGE

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTCH A98 10/98             [RECYCLE LOGO] Printed on recycled paper